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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Form S-1 of our report dated March 25, 2004 relating to the financial statements of LightFirst Inc. that appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


                                          /s/ MENGEL, METZGER, BARR & CO. LLP


Rochester, New York
August 18, 2004